UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices) (Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders held on September 7, 2023 (the “Special Meeting”), Applied Optoelectronics, Inc. (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on September 7, 2023 (the “Charter Amendment”) to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, from 45,000,000 to 80,000,000, and the total number of authorized shares of the Company’s capital stock of all classes from 50,000,000 to 85,000,000.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on September 7, 2023. Holders of an aggregate of 31,785,027 shares of the Company’s common stock at the close of business on July 19, 2023 were entitled to vote at the meeting, of which 20,198,356 or 63.54% of the eligible shares were represented in person or by proxy. The matters voted upon at the Special Meeting and the final results of those votes were as follows:

Proposal 1: To approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 45,000,000 shares to 80,000,000 shares.

Votes For	Votes Against	Votes Abstaining
17,563,297	2,508,496	126,563

Proposal 2: To adjourn the meeting if sufficient shares are not represented at the meeting “FOR” proposal 1.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
12,988,480	1,418,866	165,727	5,625,283

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Applied Optoelectronics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By:	/s/ DAVID C. KUO
David C. Kuo
Senior Vice President and Chief Legal Officer

Date: September 7, 2023

3